Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On February 2, 2015, we purchased ACS Wireless’s interest in AWN and substantially all the assets of ACS and its affiliates related to ACS’s wireless business (the “Acquired Assets”) for a cash payment of $293.2 million, subject to possible post-closing adjustments. The Acquired Assets included all of ACS Wireless' equity interest in AWN, substantially all of ACS’s wireless subscriber assets, including subscriber contracts, and certain of ACS’s CDMA network assets, including fiber strands and associated cell site electronics and microwave facilities and associated electronics. GCI, Inc. did not acquire certain excluded assets specified in the agreement. GCI, Inc. assumed from ACS post-closing liabilities of ACS and its affiliates under contracts assumed by GCI, Inc. and liabilities with respect to the ownership by ACS Wireless of its equity interest in AWN to the extent accruing and related to the period after closing. All other liabilities were retained by ACS and its affiliates.

To fund the 2015 purchase from ACS, we received a contribution from GCI and on February 2, 2015 GCI Holdings entered into a Fourth Amended and Restated Credit and Guarantee Agreement with Credit Agricole that included $275.0 million of a Term B Loan. The interest rate under the Term B Loan is LIBOR plus 3.75%, with a 1% LIBOR floor. The Term B Loan will mature on February 2, 2022 or December 3, 2020 if our Senior Notes due 2021 are not refinanced prior to such date.